UNDISCOVERED MANAGERS FUNDS

Undiscovered Managers Behavioral Value Fund

(the “Fund”)

(All Share Classes)

Supplement dated February 20, 2025

to the Current Prospectuses, Summary Prospectuses and Statements of Additional

Information, as supplemented

Effective as of the close of business on April 1, 2025 (the “Closing Date”), the Fund is offered on a limited basis and investors are not eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase:

•

Shareholders of record of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have the Fund available to participants on or before the Closing Date may continue to open accounts for new participants and can purchase additional shares in existing participant accounts. A new Group Retirement Plan may establish a new account with the Fund only if the Group Retirement Plan has been accepted for investment by the Fund and its distributor by May 1, 2025 and the plan’s account with the Fund must be either funded by the plan or available to participant directed investments by October 31, 2025. The funding date for plans approved by May 1st may be extended with approval by the Fund and its distributor;

•

Fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations) solely reside with the Financial Intermediary’s home office and where the Financial Intermediary’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Fund for new and existing program accounts. This includes affiliated platforms that have approval from the Fund and its distributor. These programs must be accepted for continued investment by the Fund and its distributor by the Closing Date. Additionally, after the Closing Date, new fully discretionary fee-based advisory programs may utilize the Fund for program accounts only with the approval by the Fund and its distributor;

•

Registered Investment Advisory firms who have included the Fund in their discretionary models by the closing date and utilize an approved clearing platform may continue to make Fund shares available to new and existing accounts. These particular firms must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;

•

Other fee-based advisory programs (including Rep as Advisor and Portfolio Manager programs) may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date;

•	Model portfolios directed by J.P. Morgan Investment Management Inc. (“JPMIM”), and J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds, may purchase shares of the Fund; and

•	Named investment professionals listed in the Fund’s prospectus may utilize the Fund for both new accounts and existing Fund accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES, SUMMARY PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-UMBV-225